Exhibit (10)(r)
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to the Amended and Restated Credit Agreement (the “Amendment”) is made as of November 9, 2015, by and among (i) POTLATCH CORPORATION, a Delaware corporation and a REIT (“Potlatch” or the “Company”), (ii) POTLATCH FOREST HOLDINGS, INC., a Delaware corporation (“Potlatch Forest”), (iii) POTLATCH LAND & LUMBER, LLC, a Delaware limited liability company and a taxable REIT subsidiary of Potlatch (“Potlatch Land & Lumber”), (collectively, the “Borrowers” and each individually, a “Borrower”), (iv) the “Guarantors” (as defined in the Credit Agreement, which is defined below), (v) each Lender (as defined in the Credit Agreement), and (vi) KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and an L/C Issuer.
R E C I T A L S
A.    Borrowers, Guarantors, Administrative Agent and Lenders entered into an Amended and Restated Credit Agreement dated as of August 12, 2014, as amended by First Amendment to Amended and Restated Credit Agreement dated as of January 16, 2015 (the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B.    Borrowers, Guarantors, Administrative Agent and the Lenders now desire to amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2.This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrowers, Guarantors, Administrative Agent and the Required Lenders and all fees due to the Administrative Agent and the Lenders, if any, in connection with the execution and delivery of this Amendment have been paid in full.
3.The reference in clause (e) of Section 7.07 of the Credit Agreement to “$50,000,000 of Potlatch Capital Stock” is hereby deleted and replaced with “$100,000,000 of Potlatch Capital Stock”.
4.Borrower hereby represents and warrants that, as of the Effective Date, there is no Event of Default or Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.
5.The undersigned Guarantors, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in the Guaranty, that they are Guarantors under the Guaranty and that their obligations under the Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Guarantor under such Guaranty.
6.Choice of Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT

OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.Submission to Jurisdiction. EACH OF THE BORROWERS AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
8.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
9.As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
10.This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Signature pages follow.]

IN WITNESS WHEREOF, the Borrowers, Guarantors, Administrative Agent, and the Lenders hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
POTLATCH CORPORATION,
a Delaware corporation

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

POTLATCH FOREST HOLDINGS, INC.,
a Delaware corporation

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

POTLATCH LAND & LUMBER, LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

GUARANTORS:
PFHI IDAHO INVESTMENT LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

POTLATCH TIMBERLANDS, LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

POTLATCH LAKE STATES TIMBERLANDS, LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

POTLATCH MINNESOTA TIMBERLANDS, LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

PFPC MCCALL INVESTMENT LLC,
a Delaware limited liability company

By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President & CFO

ADMINISTRATIVE AGENT:
KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

REQUIRED LENDERS:
KEYBANK NATIONAL ASSOCIATION,
as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

BANK OF AMERICA, N.A.,
Syndication Agent and as a Lender

By: /s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

NORTHWEST FARM CREDIT SERVICES, PCA
By: /s/ Jim D. Allen
Name: Jim D. Allen
Title: Senior Vice President

WELLS FARGO BANK, N.A.
By: /s/ Peter Kiedrowski
Name: Peter Kiedrowski
Title: Director